Exhibit 10.27

Ownership Units
in
    BLACK KNIGHT FOOTBALL AND ENTERTAINMENT, LP

SUBSCRIPTION BOOKLET
Instructions

1.Before deciding to subscribe, prospective Investors (each an “Investor”) should carefully review the Agreement of Limited Partnership of Black Knight Football and Entertainment, LP dated September 21, 2022 (the “Limited Partnership Agreement”) all exhibits thereto, and the Risk Factors Memo provided herewith before subscribing for non-voting ownership units (the “Units”) in Black Knight Football and Entertainment, LP, a Delaware limited partnership (the “Partnership”).

Each prospective Investor should examine the suitability of this type of investment in the context of his, her or its own needs, purchase objectives, and financial capabilities and should make his, her or its own independent investigation and decision as to suitability and as to the risk and potential gain involved. Also, prospective Investors are urged to consult their lawyer, accountant, financial advisor or other business or tax advisor regarding the risks and merits of the proposed investment and with regard to all other matters (including but not limited to all applicable federal, state and local tax aspects of a purchase of Units). Terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Limited Partnership Agreement.

2.In order to subscribe for the Units, every Investor must complete and execute the following documents:

(a)Subscription Agreement Signature Page;

(b)Investor Questionnaire, included at Appendix A;

(c)Limited Partnership Agreement Counterparty Signature Page contained in this Subscription Booklet; and

(d)    IRS Form W-9, a form of which is included in this Subscription Booklet.

Investor should deliver the signed and completed Subscription Booklet to:

1701 Village Center Circle
Las Vegas, NV 89134
Attn: Charles Curley
Email: Charles.Curley@cannaeholdings.com or fax: 702-243-3251

3.Subscriptions from suitable prospective Investors may be accepted in the sole and absolute discretion of BK Football and Entertainment, LLC, a Delaware limited liability company and the sole general partner of the Partnership (the “General Partner”), but only after receipt of all subscription documents, properly completed and executed in the General Partner’s sole determination which shall be deemed conclusive. The General Partner has the right to accept all, none or only portions of subscriptions and if your subscription for Units is not accepted by the General Partner in full, your original documents and pro-rata portion of any payments will be returned to you without interest.

4.Upon the General Partner’s acceptance of their subscriptions, each Investor shall pay to the Partnership 100% of its Capital Commitment no later than March 15, 2024, or at such time as determined by the General Partner; provided, however, the Partnership shall refund any prior Capital Commitment payment without interest to Investor if (a) the Partnership determines that Investor is not permitted to be a Limited Partner under the Fédération Internationale de Football Association, the Union des Associations Européennes de Footbal, the English Football Association, the Football Association Premier League Limited, or any other relevant and properly constituted governing body or authority of any league or competition in which any club owned by the Partnership men's senior first XI football team participates from time to time (as may be applicable under the associated rules and regulations thereunder) (the “Football Club Rules”), such determination shall be made by the General Partner in his sole discretion which determination shall be deemed conclusive for all purposes, or (b) if Investor is not an accredited investor as determined by the General Partner in his sole discretion which determination shall be deemed conclusive for all purposes.

5.Except with respect to the General Partner and except with respect to the refund rights set forth immediately above, each Investor’s rights hereunder shall not vest until such date that Investor has paid, in full, its Capital Commitment. All contributions of capital to the Partnership (“Capital Contributions”) must be made in U.S. Dollars.
6.Please instruct your bank to debit your account separately for any wire transfer fees and/or foreign currency conversion fees.

7.Please be sure that the exact name of Investor appears in exactly the same way in each signature and in each place where it is marked in the documents. If you have any questions concerning the completion of these subscription documents, please contact:

Charles Curley
1701 Village Center Circle
Las Vegas, NV 89134
Email: Charles.Curley@cannaeholdings.com
Telephone: 702-323-7336

Black Knight Football and Entertainment, LP
Subscription Agreement

Name of Subscriber

Desired Amount of Capital Commitment

Dated as of [ ]

Re:    Subscription for Ownership of Non-Voting Units

Ladies and Gentlemen:

Please refer to the Agreement of Limited Partnership of Black Knight Football and Entertainment, LP, dated as of [September 21, 2022] (as amended or restated from time to time, the “Limited Partnership Agreement”) of Black Knight Football and Entertainment, LP (the “Partnership”), with respect to non-voting ownership units in the Partnership (the “Units”). Capitalized terms used but not defined herein have the respective meanings given to them in Limited Partnership Agreement.

Subject to the terms and conditions of this Subscription Agreement (the “Agreement”), the Limited Partnership Agreement, and the Risk Factors Memo attached hereto as Exhibit A (the “Risk Factors Memo”), and the acceptance of the undersigned’s (“Subscriber”) subscription by the General Partner (as defined below) in the General Partner’s sole discretion, Subscriber hereby subscribes for Units in the Partnership corresponding to the amount of the capital commitment as set forth above (the “Capital Commitment”) pursuant to which contributions of capital (“Capital Contributions”) shall be made by Subscriber to the Partnership in accordance with the provisions of the Limited Partnership Agreement and this Agreement. Subscriber hereby agrees to make Capital Contributions to the Partnership in satisfaction of its Capital Commitment as determined by BK Football and Entertainment, LLC, a Delaware limited liability company, as the general partner of the Partnership (the “General Partner”), as more fully set forth above and in the below Subscription Agreement Signature Page. Subscriber acknowledges and agrees that the cost per ownership unit in the Partnership may be different than the cost per ownership unit of other subscribers in the Partnership.

Subscriber hereby agrees with the Partnership and the General Partner, as follows:
1.SUBSCRIPTION AND PAYMENT OF SUBSCRIPTION PRICE

(a)Subject to the terms, conditions, acknowledgments, representations, warranties, and any applicable provisions of law, this offer to purchase Units shall be irrevocable by Subscriber. The General Partner may, in its absolute, sole and subjective discretion, for any or no reason, including, without limitation, relating to Subscriber not being an accredited investor, reject this offer in its entirety or in part, including, without limitation, reducing the amount of Subscriber’s Capital Commitment to the Partnership.

(b)Upon the General Partner’s acceptance of their subscriptions, Subscriber shall pay to the Partnership 100% of its Capital Commitment no later than March 15, 2024, or at such time as determined by the General Partner, provided, however, the Partnership shall refund any prior Capital Commitment payment without interest to Subscriber if: (a) the Partnership determines that Subscriber is not permitted to be a Limited Partner under the Fédération Internationale de Football Association, the Union des Associations Européennes de Footbal,

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the English Football Association, the Football Association Premier League Limited, or any other relevant and properly constituted governing body or authority of any league or competition in which any club owned by the Partnership men's senior first XI football team participates from time to time (the “Football Authorities”) (as may be applicable under the associated rules and regulations thereunder) (the “Football Club Rules”), such determination shall be made by the General Partner in his sole discretion which determination shall be deemed conclusive for all purposes; or (b) Subscriber is not an accredited investor as determined by the General Partner in his sole discretion which determination shall be deemed conclusive for all purposes.
(c)Except with respect to the General Partner and except with respect to the refund rights set forth immediately above, Subscriber’s rights hereunder shall not vest until such date that Subscriber has paid, in full, its Capital Commitment. All Capital Contributions to the Partnership must be made in U.S. Dollars.
(d)Subscriber acknowledges that the General Partner may use the Capital Commitment to pay or reimburse the Partnership and the General Partner for any expenses incurred in the past or in the future by the Partnership or the General Partner on behalf of the Partnership, as contemplated by the Limited Partnership Agreement.

(d)    Subscriber shall not be required to make aggregate Capital Contributions to the Partnership in excess of Subscriber’s Capital Commitment.

2.ADOPTION OF THE LIMITED PARTNERSHIP AGREEMENT

Subscriber hereby agrees to become a Limited Partner of the Partnership and hereby specifically accepts and adopts each and every provision in the Limited Partnership Agreement.

3.GRANT OF SPECIAL POWER OF ATTORNEY

In order to facilitate and effect the admission of Subscriber as a Limited Partner, Subscriber hereby appoints the General Partner as Subscriber’s true and lawful representative and attorney-in-fact, in Subscriber’s name, place and stead to make, execute, sign, acknowledge, swear to and file: (a) the Partnership’s certificate of limited partnership and any amendments thereto as may be required; (b) any duly adopted amendment to the Limited Partnership Agreement, including any amended and restated agreement; (c) any and all instruments, certificates and other documents that may be deemed necessary or desirable to effect the dissolution and winding-up of the Partnership (including, but not limited to, a certificate of cancellation); (d) any and all instruments, certificates and other documents that may be deemed necessary or desirable to effect a restructuring; and (e) any business certificate, fictitious name certificate, amendment thereto or other instrument or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Partnership, or required by any applicable federal, state or local law. The power of attorney hereby granted is coupled with an interest, is irrevocable and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, adjudication of incompetency, termination, bankruptcy, insolvency or dissolution of Subscriber; provided, however, that such power of attorney shall terminate upon the substitution of another subscriber for all of Subscriber’s interest in the Partnership or upon the complete withdrawal of Subscriber.

4.INFORMATION AND DISCLOSURE

Subscriber acknowledges that Subscriber has been furnished with, has read and understands the Limited Partnership Agreement and the Risk Factors Memo. Subscriber further acknowledges that all documents, records and books and other information Subscriber has requested in connection with Subscriber’s investment in the Partnership have been made available for inspection by Subscriber and Subscriber’s attorneys, accountants and other financial or business advisers. Subscriber has been provided with adequate opportunity to ask questions of and receive answers concerning the Partnership and to obtain any additional information concerning the Partnership to the extent that the General Partner possesses such information or can acquire it without unreasonable effort or expense.

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5.SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES

Subscriber hereby represents and warrants to and for the benefit of the Partnership and the General Partner as follows:

(a)     Subscriber is an “accredited investor” within the meaning of Regulation D promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(b)     Subscriber has reviewed Part III of this Agreement, Qualified Purchaser Status, and has checked the appropriate box to identify whether or not Subscriber is a “qualified purchaser” as defined in Section 2(a)(51)(A) of the U.S. Investment Company Act of 1940, as amended.

(c)     Subscriber has been furnished with, has carefully read and fully understands the Limited Partnership Agreement and the Risk Factors Memo and is not relying on the Partnership or the General Partner or any other information or representation in relation to an investment in the Partnership from any Partnership or General Partner representative.

(d)     Subscriber acknowledges that Subscriber is not subscribing for Units pursuant hereto as a result of or subsequent to (i) any advertisement, article, notice or other communications published in any newspaper, magazine or similar media (including any internet site that is not password protected) or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including Subscriber, had been invited as a result of, subsequent to or pursuant to any of the foregoing.

(e)     Subscriber acknowledges and understands that (i) neither the Units nor any offer or sale thereof have been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated, (ii) the Units are being offered and sold under an exemption from registration provided in Section 4(a)(2) and Regulation D of the Securities Act, and (iii) the transactions contemplated herein, in the Limited Partnership Agreement have not been reviewed by, passed on, or submitted to any federal or state agency or self-regulatory organization.

(f)     Subscriber, or Subscriber’s advisers, has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Partnership, including, without limitation, those risks set forth in the Risk Factors Memo.

(g)     Subscriber is purchasing Units for investment for Subscriber’s own account, and not with any present view towards resale or other distribution of the Units. Subscriber has no present intention or plan to effect any distribution of the Units and will not sell or otherwise transfer the Units without registration under the Securities Act or an exemption therefrom.

(h)     Subscriber acknowledges that in making a decision to subscribe for Units, Subscriber has relied solely upon the Limited Partnership Agreement, the Risk Factors Memo and independent investigations made by Subscriber. Subscriber is not relying on the Partnership or the General Partner or any other person or entity with respect to the legal, tax and other economic considerations involved in this investment other than Subscriber’s own advisers. Subscriber has carefully read this Agreement and, to the extent Subscriber believes necessary, has discussed with counsel the representations, warranties and agreements that Subscriber is making herein.

(i)     Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Units for an indefinite period of time, has adequate means to provide for Subscriber’s current financial needs and contingencies, and is able to risk the loss of Subscriber’s entire investment in the Units.

(j)    Subscriber acknowledges and is aware of the following:

(i)     There are substantial restrictions on the transferability of the Units; the Units will not be, and the Limited Partners in the Partnership have no rights to require that the Units be, registered under the

5	Black Knight Football and Entertainment, LP Form of Subscription Agreement

Securities Act or the laws or regulations of any state or other jurisdiction; there will be no public market for the Units; and the Limited Partners of the Partnership are not permitted to withdraw.

(ii)     The Partnership may, in the sole discretion of the General Partner, distribute its assets in-kind to Subscriber, including, without limitation any such distribution in connection with the liquidation of the Partnership. The Limited Partners, including Subscriber, who receive such a distribution may incur costs and delays in converting such distributions into cash.

(iii)     The speculative nature and the degree of risk involved in the Partnership’s proposed activities are not susceptible to precise prediction, and valuations for certain purposes under the Limited Partnership Agreement may be unaudited and/or estimated.

(k)     This Agreement and all other instruments executed by Subscriber in connection with Subscriber’s investment in the Partnership: (i) have been duly executed and delivered by Subscriber; (ii) if Subscriber is not a natural person, have been duly authorized by all necessary action on behalf of Subscriber; and (iii) are the legal, valid and binding obligations of Subscriber, enforceable in accordance with their terms.

(l)     The execution and delivery by Subscriber of this Agreement and all other instruments executed in connection with Subscriber’s investment in the Partnership, do not, and the performance thereof will not: (i) contravene any provision of existing law or regulations or any court or governmental order; (ii) if Subscriber is not a natural person, conflict with the charter or by-laws or other organizational documents of Subscriber; or (iii) conflict with, result in any breach of the terms of, or constitute a default under any indenture, mortgage, or other agreement to which Subscriber is a party or by which Subscriber is bound.

(m)     No approval, authorization, license, permit or other action by or filing with any federal, state, municipal or other governmental commission, board or agency is required in connection with the execution and delivery by Subscriber of this Agreement or the consummation of the transactions contemplated hereby.

(n)     Subscriber hereby acknowledges that the Partnership seeks to comply with all applicable sanctions imposed under the laws, regulations or executive orders administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), pursuant to 31 C.F.R. Sub. B, Chap. V (“OFAC Sanctions”) and all other applicable laws concerning money laundering and related activities. In furtherance of those efforts, Subscriber, on behalf of itself, its “controlling parties” (as defined below) and any disclosed or undisclosed principal for which Subscriber is acting as a nominee or other type of agent, certifies, based on appropriate diligence and investigation:

(i)     it and any such controlling party and disclosed or undisclosed principal or any other person or entity of whom it is acting on behalf is not named on any prohibited lists maintained by the U.S. government, including, but not limited to, the OFAC list of Specially Designated Nationals and Blocked Persons;

(ii)     it and any such controlling party and disclosed or undisclosed principal or any other person or entity of whom it is acting on behalf is not otherwise the target of any OFAC Sanctions;

(iii)     none of the cash or property that Subscriber has paid, will pay or will contribute to the Partnership has been or shall be derived from, or related to, any activity that is prohibited under the OFAC Sanctions, and no cash, property or item of value that Subscriber receives from the Partnership will be used in any transaction or manner that is prohibited under the OFAC Sanctions;

(iv)     None of the cash or property that Subscriber has paid, will pay or will contribute to the Partnership has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and

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(v) No contribution or payment by Subscriber to the Partnership, to the extent that they are within Subscriber’s control, shall cause the Partnership or the General Partner to be in violation of the United States Bank Secrecy Act, as amended, or any regulation issued thereunder; the criminal money laundering provisions set forth in Title 18 of the United States Code; or the OFAC Sanctions.

“Controlling party” means any person or entity that owns more than 50% of the economic interest in another person or entity or controls the board of directors or similar governing body, the day-to-day operations or material business decisions of such other person or entity.

(o)     Under penalty of perjury, Subscriber certifies that: (i) the social security number or taxpayer identification number set forth on the Subscription Agreement Signature Page is the correct social security or taxpayer identification number; and (ii) Subscriber is not subject to backup withholding, either because Subscriber has not been notified that Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code.

(p)     The information set forth in the Investor Questionnaire, which is an integral part of this Subscription Agreement and is incorporated herein by reference, is true, correct, accurate and complete as of the date hereof, and Subscriber acknowledges that the Investor Questionnaire will be relied upon by the Partnership and the General Partner for the purpose of determining the eligibility of Subscriber to purchase and own Units. Subscriber agrees to notify the General Partner if any information provided in the Investor Questionnaire, or any representation or warranty given in this Agreement, becomes untrue, misleading, or otherwise requires updating at any time. Subscriber consents to the disclosure of any such information by the Partnership and the General Partner, and any other information furnished to the Partnership, to each other, to any affiliate, to any other service provider, to any governmental authority or self-regulatory organization or, to the extent required by law or deemed (subject to applicable law) by the General Partner to be in the best interest of the Partnership, to any other person or as required by any laws, rules, regulations and ordinances to which the Partnership or the General Partner is subject.

(q)     Subscriber will promptly provide any additional documentation the General Partner may request in the future to the extent that the General Partner determines necessary in order to comply with applicable anti-money laundering laws or policies, any disclosure obligations relating to Subscriber’s direct and indirect beneficial owners (as such term is used in the U.S. Corporate Transparency Act of 2021), or any other applicable law.

6.RELEASE
(a)As partial consideration for the Partnership entering into this Agreement and the Limited Partnership Agreement, Subscriber, on Subscriber’s own behalf and on behalf of Subscriber’s respective subsidiaries and other past, present and future affiliates and each of the past, present and future heirs, executors, administrators, trustees, beneficiaries, legal representatives, agents, attorneys, servants, insurers, employees, directors, officers, partners, principals, shareholders, members, managers, investors, predecessors, successors and assigns of any such person (collectively, the “Releasors”), hereby forever fully and unconditionally release and discharge each of the Partnership, the General Partner and the Football Authorities and their member clubs from any and all actions, claims, demands, causes of action, and liabilities of any kind whatsoever (upon any legal or equitable theory, whether contractual, common-law, statutory, foreign, federal, state, local or otherwise), whether known or unknown (collectively, “Claims”) that any of them may have that arise from, are attributable to or otherwise relate to any facts, circumstances, acts or omissions existing or occurring (or not occurring) on or prior to the date hereof or continuing materially unchanged after the date hereof, including any and all Claims arising from, attributable to, related to or otherwise in connection with the Capital Commitment, the Partnership and the Partnership’s investment in any club and related facilities or any related transactions. Subscriber, on Subscriber’s behalf and on behalf of the other Releasors, hereby jointly and severally: (i) release and covenant not to sue in connection with or assert, and agree to cause the other Releasors not to sue in connection with or assert, any Claim that any of them may hereafter have in connection with any action taken (or not taken) following the date hereof by the Partnership and the General Partner and (ii) agree to indemnify, defend and hold harmless, and

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agree to cause the other Releasors to release, indemnify, defend and hold harmless, each of the Partnership and the General Partner from any and all losses arising from, attributable to or otherwise related to any such Claim. Notwithstanding the foregoing, the release, covenant not to sue and indemnification obligations shall not apply to any Claims arising directly from any breach or misrepresentation by the Partnership of their express obligations under this Agreement and the Limited Partnership Agreement or any other related agreement. This section shall survive any termination of this Agreement or the Limited Partnership Agreement.
(b)SUBSCRIBER, ON BEHALF OF SUBSCRIBER AND EACH OF THE OTHER RELEASORS, HEREBY EXPRESSLY WAIVES AND RELINQUISHES ANY AND ALL RIGHTS OR BENEFITS IT OR THEY MAY HAVE UNDER, OR THAT MAY BE CONFERRED UPON IT OR THEM BY, THE PROVISIONS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE (WHICH PROVIDES THAT “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”), AND ANY SIMILAR OR COMPARABLE PROVISIONS UNDER ANY OTHER APPLICABLE LAW WITH RESPECT TO THE RELEASES CONTAINED IN THIS SECTION TO THE FULLEST EXTENT THAT IT OR THEY MAY LAWFULLY WAIVE SUCH RIGHTS OR BENEFITS.
7.MISCELLANEOUS

(a)     Entire Agreement; Amendments. This Agreement sets forth the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and, subject to applicable law, may be amended or terminated only in writing.

(b)     Governing Law; Jurisdiction. This Agreement shall be construed in accordance with, and its validity, construction and performance shall be governed by, the laws of the State of Delaware, without regard to conflicts of laws principles. Subscriber hereby irrevocably consents to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for purposes of any proceeding relating to the Agreement and waives any objection to the convenience of any such court.

(c)     Survival of Representations and Warranties. All representations and warranties made herein shall be ongoing and shall survive the issuance of the Units and payment in full thereof. From the date of this Agreement until such time as Subscriber ceases to hold any Units, Subscriber shall promptly notify the Partnership of any facts or circumstances that affect the accuracy of any representation or warranty.

(d)     No Assignment or Transfer Without Written Consent. Subscriber may not sell, assign or otherwise transfer any of the rights, Units or interests in and under this Agreement or if Subscriber is a corporation, partnership, limited liability company, trust or other entity, Subscriber may not sell, assign or otherwise transfer any ownership interest, Units or rights in the Partnership, in each case, without the written consent of the General Partner, and any attempt at any sale, assignment or other transfer without such consent shall be void and without effect. Notwithstanding the foregoing, Subscriber may, without the consent of the General Partner, assign or transfer its rights, Units or interests in and under this Agreement to an immediate family member, which for purposes hereof shall mean a Subscriber’s spouse and issue and trusts for their benefit, or an affiliate. In addition, Subscriber acknowledges that any sale or other transfer of the Units is subject to the terms and conditions set forth in the Limited Partnership Agreement, including additional restrictions on transfer.

(e)     Headings and Captions. Headings and captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(f)     Notices. All demands, notices and other communications under this Agreement shall be in writing, shall be deemed effective when sent by overnight delivery service, by certified or registered mail (in any such case, postage prepaid and return receipt requested), or by electronic mail, followed up by hard copy, and, if sent to Subscriber, shall be addressed to Subscriber at the address given on the Subscription Agreement Signature Page attached hereto (or such other address of which Subscriber may hereafter notify the Partnership), or, if sent

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to the Partnership or the General Partner, shall be addressed to the Partnership or the General Partner at the address first set forth above (or such other address of which the Partnership or the General Partner may hereafter notify Subscriber).

(g)    Arbitration.

(i)Subject to Section 7(h), any dispute, controversy, or claim under, arising out of, or relating in any way to this Agreement and/or the negotiation, inducement, validity, interpretation, or breach thereof shall be resolved solely and exclusively by binding arbitration. Such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration is made, and the provisions of this Section 7(g). In the event of a conflict between the provisions of this Section 7(g) and the Commercial Arbitration Rules, the provisions of this Section 7(g) shall govern.
(ii)The arbitration shall be conducted before a sole arbitrator who is mutually agreeable to the parties. If the parties cannot mutually agree upon the selection of an arbitrator, the arbitrator shall have at least ten (10) years of experience in the subject matter disputed and be selected in accordance with the rules of the then-effective Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in Las Vegas, Nevada, or at another location if agreed to by all parties.
(iii)In rendering an award, the arbitrator shall determine the rights and obligations of the parties according to the laws of the State of Delaware.
(iv)The arbitrator’s decision and award shall be made in writing and shall be issued in a final, confirmable form no more than forty-five (45) calendar days after the commencement of the arbitration hearing. THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ONLY DIRECT DAMAGES ACTUALLY INCURRED AND NOT ANY SPECIAL, INDIRECT, PUNITIVE, CONSEQUENTIAL OR THIRD-PARTY DAMAGES OF ANY KIND INCLUDING, BUT NOT LIMITED TO LOST PROFITS OR LOSS OF GOODWILL ARISING OUT OF THIS AGREEMENT. The decision and award of the arbitrator shall be final and binding on the parties and shall not be subject to appeal. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.
(v)Each party shall bear its own costs and fees in connection with any arbitration conducted pursuant to this Section 7(g) and any proceedings in connection therewith.
(vi)Any party unsuccessfully refusing to comply with an order of the arbitrator shall be liable for costs and expenses, including reasonable attorneys’ fees, incurred by the other party in enforcing the order.
(i)(h)    The parties hereto agree that any suit, action or proceeding seeking to enforce any arbitration award pursuant to Section 7(g) or for injunctive relief to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal court located in Clark County of the State of Nevada or any Nevada state court located in Clark County, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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(ii)Black Knight Football and Entertainment, LP
Subscription Agreement Signature Page
The undersigned has executed this Subscription Agreement this day of [ ].
Desired Capital Commitment:

SUBSCRIBER	JOINT SUBSCRIBER (if any)

Name Typed or Printed	Name Typed or Printed

Signature	Signature

Title (if signing for entity)	Title (if signing for entity)
Residence Address	Residence Address

Business Address	Business Address

U.S. Social Security Number or Taxpayer Identification Number	U.S. Social Security Number or Taxpayer Identification Number

Type of Subscriber/Entity (e.g., individual, corporation, estate, trust, partnership, tax exempt organization, nominee, custodian):

State/Province and Country of Residence of Subscriber for Tax Purposes:

If the year end of Subscriber for tax purposes is not December 31, specify tax year end:

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Please check all categories applicable to the Investor

Non-U.S. Partner    Yes

No ___

FOIA Partner    Yes

No ___

Tax-Exempt Partner    Yes

No ___

ERISA Partner    Yes

No ___

Please complete the attached Investor Questionnaire.

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Black Knight Football and Entertainment, LP

Acceptance and Authorization

Investor Name: _______________________________

The foregoing subscription in the amount of [ ] is accepted for [ ] unit(s) and on behalf of Black Knight Football and Entertainment, LP as of the below date.

Date: [ ]

BLACK KNIGHT FOOTBALL AND ENTERTAINMENT, LP By: BK FOOTBALL AND ENTERTAINMENT, LLC, as general partner

By:

Name:	William P. Foley, II
Title:	Chairman, Chief Executive Officer and President

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Appendix A

Black Knight Football and Entertainment, LP
Investor Questionnaire
The ownership units (the “Units”) in Black Knight Football and Entertainment, LP, a Delaware limited partnership (the “Partnership”), are being offered to a limited number of qualified investors without registration under the Securities Act of 1933, as amended (the “Securities Act”) and without registration under various state securities or “blue sky” laws in reliance on exemptions therefrom. The following information is required in order to determine whether the undersigned (“Subscriber”) will be an eligible investor in the Partnership.

Subscriber must notify the Partnership immediately of any material changes in any statement made herein.

By signing below, Subscriber confirms that the information in this Investor Questionnaire (the “Questionnaire”) is true, correct and complete.

Exact name of Subscriber:
___________________________________

    By: ___________________________________________________
    Name:
    Title:

Date: []

PART I. IDENTIFICATION OF SUBSCRIBER

1.    Name of Subscriber:

2.    If Subscriber is an individual, please identify the nature of ownership of the proposed purchase on a Unit:

Single Ownership

Tenancy by the entirety (Spouses only)
Community Property
Joint tenancy with right of survivorship

Tenancy in common

Other (please specify):

3.    If Subscriber is an entity, please provide the following information: Type of Entity:
Corporation             Partnership

Trust         Limited Liability Company      Other:

State or Country of Organization or Incorporation:

Address of Principal Office during the past two years:

Number of beneficial owners:

Name of contact person:

Name(s) and title(s) of individual(s) executing documents:

4.    If Subscriber is an entity:

(a)    Is Subscriber a private investment fund that, but for the exceptions provided for in Section 3(c)(1) and Section 3(c)(7) of the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), would be an investment company (a “3(c)(1) or 3(c)(7) company”)?

Yes No

-A- 2

(If you answered “No”, you do not need to complete questions b and c below)

(b)    Was Subscriber formed on or before April 30, 1996?

Yes     No

(If you answered “No,” you do not need to complete question c below)

(c)    Have all of the beneficial owners of Subscriber’s outstanding securities (other than short-term paper) that acquired those securities on or before April 30, 1996 consented to its treatment as a qualified purchaser?

Yes     No

5.    Entities that checked “Yes” in 4(b) and (c) above may check 5 instead of 4:

Subscriber has obtained consent to its treatment as a qualified purchaser from all of its directors, trustees or general partners.

Yes     No

6.    Entities that checked “Yes” in 4(b) and (c) above must also respond to the following:

Is any direct or indirect beneficial owner of Subscriber itself a 3(c)(1) or 3(c)(7) company that controls, is controlled by or is under common control with the undersigned?

Yes     No

If the answer is yes, Subscriber may be required to obtain consent from the security- holders of such owner.

7.    Was Subscriber formed for the purpose of investing in the Partnership and/or does Subscriber invest more than 40% of its total assets in the Partnership?

Yes          No

If the answer to the foregoing is yes, Subscriber agrees to provide the General Partner with any additional information reasonably requested by it in relation to its investment in the Partnership.

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PART II. ACCREDITED INVESTOR STATUS

A SUBSCRIBER WILL QUALIFY AS AN “ACCREDITED INVESTOR” FOR PURPOSES OF PURCHASING A UNIT IF IT MEETS ANY ONE OF THE FOLLOWING QUALIFICATIONS. PLEASE INDICATE IF YOU QUALIFY UNDER ONE OR MORE OF THE FOLLOWING (please check all that apply):

    Any individual whose net worth, or joint net worth with that person’s spouse or spousal equivalent, at the time of his or her purchase of a Unit, exceeds US$1,000,000. As used herein, “net worth” means the excess of total assets at fair market value, including homes (but excluding the value of the undersigned’s primary residence), home furnishings and automobiles, over total liabilities;

    Any individual who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and reasonably expects to reach the same income level in the current year.

    Any individual holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status (presently, Series 7, Series 63 or Series 82 licenses issued by FINRA).

    Any individual who is a “knowledgeable employee” (as such term is used and defined in Rule 3c-5(a)(4) under the 1940 Act) of the Partnership.

    Any individual who is a “family client” (as such term is used and defined in Rule 202(a)(11)(G)-1(d) under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”) of a “family office” that meets the requirements to be considered an accredited investor as an entity as described below.

    Any corporation, limited liability company, Massachusetts or similar business trust, 501(c)(3) tax-exempt organization, or partnership, not formed for the specific purpose of acquiring in a Unit, with total assets in excess of US$5,000,000.

    Any trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring a Unit, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act of 1933, as amended.

    Any entity licensed, or subject to supervision, by federal or state examining authorities such as a “bank,” “savings and loan association,” “investment adviser” (including an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act), “insurance company,” “small business investment company,” or “rural business investment company” (as such terms are used and defined in Rule 501(a)(1) under the Securities), or is an account for which a bank or savings and loan association is subscribing in a fiduciary capacity.

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    Any entity registered with the Securities and Exchange Commission as a broker or dealer or an investment company; or has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act, or Section 202(a)(22) of the Advisers Act.

    Any “family office” (as such term is used and defined in Rule 202(a)(11)(G)-1(b) under the Advisers Act) not formed for the purpose of acquiring a Unit that has assets under management in excess of $5,000,000, and whose prospective investment in the Partnership is directed by a person who has the knowledge and experience in financial and business matters required to be capable of evaluating the merits and risks of an investment in the Partnership.

    Any entity of a type not listed above not formed for the purpose of acquiring an Interest that owns in excess of $5,000,000 of “investments,” as such term is defined in Footnote 2 below.

Any entity in which all of the equity owners are Accredited Investors, as described above. Type of entity:

Names of Equity Owners:

1
When determining net worth for purposes of this Part II, the related amount of indebtedness secured by the primary residence up to its fair market value may also be excluded. Indebtedness secured by the residence in excess of the value of the primary residence should be considered a liability and deducted from the investor’s net worth.

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PART III. QUALIFIED PURCHASER STATUS

PLEASE CHECK THE APPROPRIATE BOX FOR PURPOSES OF DETERMINING WHETHER OR NOT SUBSCRIBER IS A “QUALIFIED PURCHASER.”

    Subscriber cannot check any of clauses (a) through (f) below and therefore is not a “qualified purchaser” as defined in Section 2(a)(51)(A) of the 1940 Act.

SUBSCRIBER QUALIFIES AS A “QUALIFIED PURCHASER” IF IT MEETS ANY ONE OF THE FOLLOWING QUALIFICATIONS (please check all that apply):

    Subscriber is a qualified purchaser because the undersigned is:

    (a) A natural person (including any person who holds a joint, community property, or other similar shared ownership interest in an issuer that is excepted under Section 3(c)(7) of the 1940 Act with that person’s qualified purchaser spouse) who owns not less than $5,000,000 in investments,2 as defined under Rule 2a51-1(b) under the 1940 Act.

    (b) A “family entity” that owns not less than $5,000,000 in investments, including a corporation, partnership, association, joint stock company, trust, fund or other organized group of persons, whether incorporated or not, (i) that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons and (ii) that was not formed for the specific purpose of investing in the Partnership.

______________________________________________________________________________________
2 The term “investments” means any or all (1) securities (as defined in the Securities Act), except for securities of issuers controlled by the investor (“Control Securities”) unless (A) the issuer of the Control Securities is itself a registered or private investment company or is exempted from the definition of investment company by Sections 3(c)(1) through 3(c)(9) of the 1940 Act or Rule 3a-6 or Rule 3a-7 under the 1940 Act, or a commodity pool, (B) the Control Securities represent securities of an issuer that files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (C) the issuer of the Control Securities has a class of securities listed on a designated offshore securities market under Regulation S under the Securities Act or (D) the issuer of the Control Securities is a company with shareholders’ equity not less than $50 million determined in accordance with generally accepted accounting principles, as reflected in the company’s most recent financial statements (provided such financial statements were issued within 16 months of the date of the investor’s acquisition of the Units); (2) futures contracts or options thereon held for investment purposes; (3) commodity interests held for investment purposes; (4) physical commodities held for investment purposes; (5) swaps and other similar financial contracts entered into for investment purposes; (6) real estate held for investment purposes; and (7) cash and cash equivalents held for investment purposes.

Note: In determining whether the $5 million or $25 million thresholds are met, investments can be valued at cost or fair market value as of a recent date. If investments have been acquired with indebtedness, the amount of the indebtedness must be deducted in determining whether the threshold has been met.

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(c) A trust that is not covered by clause (b) above and that was not formed for the specific purpose of acquiring the Units offered, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor of the other person who has contributed assets to the trust, is a person described in clause (a), (b), or (d) hereof.

(d) A natural person, corporation, partnership, association, joint stock company, trust, fund or other organized group of persons, whether incorporated or not, acting for his/her/its own account or the accounts of other qualified purchasers, (i) who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in investments and (ii) was not formed for the specific purpose of investing in the Partnership.

(e) An entity in which each of the beneficial owners of the entity’s securities is a qualified purchaser, as that term is defined in the 1940 Act.

(f) A “qualified institutional buyer” as defined in paragraph (a) of Rule 144A under the Securities Act, acting for its own account, the account of another qualified institutional buyer, or the account of a qualified purchaser; provided, that (i) a dealer described in paragraph (a)(1)(ii) of Rule 144A shall own and invest on a discretionary basis at least $25,000,000 in securities of issuers that are not affiliated persons of the dealer; and (ii) a plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, will not be deemed to be acting for its own account if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan.

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Black Knight Football and Entertainment, LP
Limited Partnership Agreement Signature Page
The undersigned hereby joins, accepts, and agrees to all of the terms of the Agreement of Limited Partnership of Black Knight Football and Entertainment, LP as of the date of such agreement.

The undersigned hereby authorizes General Partner its attorney-in-fact to attach this Signature Page to such Agreement of Limited Partnership.

__________________________________

By: ________________________________
Name:
Title:

Date: